Putnam
New Jersey
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-05

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the period ended May 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied investors' attention. The Fed's more restrictive monetary policy, along with high energy prices, has moderated the pace of the economic expansion. Recent reports show the economy is growing at a respectable rate of about 3.5% annually, but some investors believe that this pace cannot sustain corporate profits near their robust levels of late. This concern has held the stock market in check and focused attention on credit risk in the bond market, even as long-term bond yields remained low. Major credit rating agencies underscored market concerns in early May by downgrading bonds issued by Ford and General Motors. Amid the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. In addition, on page 19 of this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's outlook for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 20, 2005


Report from Fund Management

Fund highlights

 * For the 12 months ended May 31, 2005, Putnam New Jersey Tax Exempt Income Fund's class A shares returned 7.46% without sales charges.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 7.97%.

 * The average return for the fund's Lipper category, New Jersey
   Municipal Debt Funds, was 7.60%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Improving credit fundamentals across the municipal bond universe helped lower-quality municipal bonds outperform their higher-quality counterparts during Putnam New Jersey Tax Exempt Income Fund's 2005 fiscal year. The fund's investments in bonds rated BBB and below, particularly in the tobacco settlement and long-term care sectors, were a key factor in the fund's solid absolute return. The fund also benefited when a bond in the portfolio was pre-refunded. The fund's results at net asset value (NAV, or without sales charges) were in line with the average return for its Lipper peer group for the 12 months ended May 31. We attribute this to our decision to keep the fund's duration relatively shorter than many of its peers to help protect it against a potential rise in interest rates. (Typically, when interest rates rise, bond prices fall.) The fund, with its focus on municipal bonds issued in New Jersey, also underperformed its benchmark, the Lehman Municipal Bond Index. This index consists of investment-grade municipal bonds from around the nation, including California, which strengthened considerably in the course of the period.


------------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 5/31/05
------------------------------------------------------
Class A
(inception 2/20/90)           NAV            POP
------------------------------------------------------
1 year                        7.46%          2.65%
------------------------------------------------------
5 years                      36.35          30.21
Annual average                6.40           5.42
------------------------------------------------------
10 years                     66.37          58.94
Annual average                5.22           4.74
------------------------------------------------------
Annual average
(life of fund)                6.24           5.92
------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam New Jersey Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and state of New Jersey personal income taxes as is believed to be consistent with the preservation of capital. It may be suitable for New Jersey investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in New Jersey.


Market overview

Early in the fiscal year, signs of solid economic growth and rising corporate profits heightened investor concerns about potential interest-rate increases by the Federal Reserve Board (the Fed). This concern helped push bond yields somewhat higher and bond prices, which move in the opposite direction of yields, lower. In June 2004, after the Fed announced the first of what would be eight 0.25% increases in the federal funds rate during the fiscal year, bond market investors seemed encouraged and, initially, rates trended modestly downward. The Fed's gradual approach to reining in economic growth may have helped allay investor fears of higher longer-term rates, as long-term bond yields ended the year lower despite rising short-term rates. As shorter- and longer-term interest rates began to converge, the yield curve flattened.

The same conditions that led to rising interest rates -- an improving economy and rising corporate earnings -- were particularly favorable for lower-rated bonds. Among uninsured bonds and especially bonds rated BBB and below, yield spreads tightened, and bond prices rose. Bonds at the lower end of the credit spectrum, including BB- and B-rated bonds, turned in the strongest performance. The improving economy also led rating agencies to upgrade the State of California's credit rating from BBB to A. This contributed to higher prices for California bonds and improved investor perceptions of municipal bonds in general. Puerto Rico municipal bonds, which are tax-exempt in all states and often trade in line with bonds issued by the highest-rated and top-performing state, were also standout performers. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall for the year, and their prices rose accordingly. Airline-related industrial development bonds (IDBs) staged a comeback from distressed levels and outperformed over the trailing one-year period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect bonds priced to call to be less sensitive to interest-rate increases.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/05
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          7.97%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.82%
------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)             4.06%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)  10.10%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.24%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               9.82%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 14.62%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/05.
------------------------------------------------------------------------------


Strategy overview

Given our expectation for rising interest rates, your fund's portfolio duration was relatively short, or defensive, at the beginning of the fund's fiscal year and we continued to shorten it as the year progressed. Duration is a measure of a fund's sensitivity to changes in interest rates. Investing in bonds with short duration may help protect principal when interest rates are rising, but it can reduce the fund's potential for appreciation when rates fall. As we had expected, the Fed increased short-term interest rates during the period. However, rates on long-term bonds unexpectedly trended downward for much of the period and the prices of these bonds rose as a result. The fund's participation in this rally was somewhat limited by its overall defensive duration position.

During the period, we repositioned the portfolio to take advantage of the flattening of the yield curve. One technique we used was to buy callable bonds with longer maturities and to sell non-callable bonds with shorter maturities, generally 10 years or less. This strategy was also in line with our expectation that callable bonds will outperform in a rising interest-rate environment.

The fund benefited from its emphasis on lower-rated, higher-yielding bonds during the period, as this segment of the market outperformed during the period. However, we believe the high-yield rally has nearly run its course and we took advantage of continued price strength to reduce the fund's position in this market segment.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                           5/31/04      11/30/04     5/31/05

Average effective maturity in years         8.9           7.7         6.5

Duration in years                           5.9           5.3         4.8

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

With the more credit-sensitive sectors of the municipal bond market performing very well, the fund's lower-rated holdings contributed substantially to its overall results. The supply of lower-rated bonds coming to market is down 22% from the same period in 2004, and in the face of strong demand from yield-hungry investors, prices of lower-rated municipal bonds in the secondary market have moved higher. Many of the fund's investments in the long-term care, private education, and tobacco settlement sectors have rallied considerably as a result, including United Methodist Homes of New Jersey revenue bonds and Georgian Court College revenue bonds. United Methodist Homes is a stable, well-managed long-term care system with a wide range of facilities around the Garden State. Backed by its consistent financial operations, Georgian Court College has seen an increase in student applications. With its renewed focus on increasing its graduate student programs and expanding its women's college, we think Georgian Court College is poised for future growth.

Tobacco settlement bonds also enjoyed strong performance during the fiscal year, and because we had overweighted this sector -- relative to the Lipper peer group -- they made a significant contribution to the fund's results. An improving litigation environment following a favorable Federal Appeals Court ruling combined with stable cigarette sales have contributed to a more favorable outlook for this sector. Tobacco settlement bonds are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. In what has amounted to an ongoing threat to this income stream, the Department of Justice (DOJ) initiated a lawsuit in 1999 against the major tobacco companies seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. As noted in the Market Overview section of this report, this sector benefited from a February 4, 2005, ruling by a panel of the U.S. Circuit Court of Appeals for the District of Columbia against the federal government. Investors believe this has significantly mitigated the potential financial impact of the DOJ's lawsuit on tobacco companies. The fund holds bonds issued by the Tobacco Settlement Financing Corporation of New Jersey with varying maturities.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (60.5%)

Aa (8.7%)

A (12.7%)

Baa (9.0%)

Ba (4.8%)

D (1.7%)

VMIG1 (2.6%)

Footnote reads:
As a percentage of market value as of 5/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


One of the fund's holdings, New Jersey Economic Development Authority revenue bonds, had the benefit of being pre-refunded in May. Pre-refunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds.

The fund had limited exposure to airline-related industrial development bonds (IDBs), a sector of the municipal bond market that has struggled in recent years. IDBs are issued by municipalities but backed by the credit of the company benefiting from the financing. Investor perceptions about the backing company's health, or that of its industry group, affect the prices of these bonds more than the rating of the issuing municipality. The airline industry has been experiencing falling ticket prices coupled with soaring fuel costs. We underweighted airline-related IDBs relative to the fund's Lipper peer group because our credit analysts' view of these bonds was unfavorable. The sector strengthened during the period and delivered modest gains, so this positioning detracted from results relative to the fund's peer group. However, we believe that long-term fundamentals are not attractive for this sector and plan to continue the underweight.

At the other end of the credit spectrum, many of the fund's AAA-rated long-maturity holdings performed well, because the municipal bond yield curve flattened during the year as long-term rates fell. Many of these holdings are callable bonds, which we think can be expected to outperform non-callable bonds in a rising-rate environment. Long-maturity callable bonds lengthen a fund's duration, which makes the portfolio more vulnerable to the negative effects of rising interest rates. Since we have focused on keeping the duration relatively short, we owned fewer of these bonds than would have otherwise been the case and this decision was a factor in the fund's slight underperformance relative to its Lipper peer group.

Please note that all holdings in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has remained solid, despite the Fed's efforts to slow growth and curb inflation by raising short-term interest rates. Long-term rates remain surprisingly low. In fact, after rising modestly in late March and early April of 2005, long-term rates generally fell again from mid-April through the end of the period. Nevertheless, based on sustained economic growth and continued robust corporate earnings, we believe the Fed will maintain its policy of increasing rates through 2005. We believe Fed actions are likely to cause rising yields. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of current market conditions, we plan to maintain the fund's defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund's positions. We believe that the recent outperformance of lower-rated, higher-yielding bonds will likely slow and we plan to reduce the fund's exposure to this segment of the credit spectrum in favor of higher-quality issues. Despite recent outperformance, we remain bearish on airline-related IDBs in light of likely continued fundamental weaknesses in this sector. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure as opportunities arise.

We believe we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of May 31, 2005, and May 31, 2004.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
James St. John      2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $60,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended May 31, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.



Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.



------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                2004      *
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                           *
------------------------------------------------------------------------------------------------
President and CEO                  2004      *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004      *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                2004      *
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005      *
------------------------------------------------------------------------------------------------
General Counsel                    2004      *
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005      *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 5/31/04.



Performance summary

This section shows your fund's performance during its fiscal year, which ended May 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.



---------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/05
---------------------------------------------------------------------------------------------
                                     Class A               Class B               Class M
(inception dates)                   (2/20/90)              (1/4/93)              (5/1/95)
---------------------------------------------------------------------------------------------
                                  NAV        POP        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------
1 year                           7.46%      2.65%      6.88%      1.88%      7.13%      3.69%
---------------------------------------------------------------------------------------------
5 years                         36.35      30.21      32.15      30.15      34.45      30.20
Annual average                   6.40       5.42       5.73       5.41       6.10       5.42
---------------------------------------------------------------------------------------------
10 years                        66.37      58.94      56.08      56.08      61.52      56.26
Annual average                   5.22       4.74       4.55       4.55       4.91       4.56
---------------------------------------------------------------------------------------------
Annual average
(life of fund)                   6.24       5.92       5.49       5.49       5.88       5.65
---------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
($9,550 after sales charge)

Cumulative total return, 5/31/95 to 5/31/05

               Fund's class A         Lehman Municipal
                shares at POP            Bond Index

5/31/95            9,550                  10,000
5/31/96            9,810                  10,457
5/31/97           10,660                  11,323
5/31/98           11,579                  12,385
5/31/99           11,933                  12,964
5/31/00           11,903                  12,852
5/31/01           13,043                  14,413
5/31/02           13,837                  15,351
5/31/03           14,812                  16,941
5/31/04           14,741                  16,935
5/31/05          $15,894                 $18,285

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $15,608 and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,152 ($15,626 at public offering price). See first page of performance section for performance calculation method.

------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/05
------------------------------------------------------------------------
                              Lehman          Lipper New Jersey
                              Municipal       Municipal Debt Funds
                              Bond Index      category average*
------------------------------------------------------------------------
1 year                         7.97%           7.60%
------------------------------------------------------------------------
5 years                       42.27           36.90
Annual average                 7.31            6.47
------------------------------------------------------------------------
10 years                      82.85           66.35
Annual average                 6.22            5.21
------------------------------------------------------------------------
Annual average
(life of fund)                 7.00            6.41
------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 5/31/05, there were 56, 50, and 38 funds, respectively, in this Lipper category.



------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/05
------------------------------------------------------------------------------------------------
                                                    Class A         Class B          Class M
------------------------------------------------------------------------------------------------
Distributions (number)                                 12              12               12
------------------------------------------------------------------------------------------------
Income 1                                            $0.330411       $0.270379        $0.302564
------------------------------------------------------------------------------------------------
Capital gains 1                                        --              --               --
------------------------------------------------------------------------------------------------
Total                                               $0.330411       $0.270379        $0.302564
------------------------------------------------------------------------------------------------
Share value:                                     NAV        POP        NAV        NAV        POP
------------------------------------------------------------------------------------------------
5/31/04                                        $8.99      $9.41      $8.98      $8.99      $9.29
------------------------------------------------------------------------------------------------
5/31/05                                         9.32       9.68*      9.32       9.32       9.63
------------------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------------------
Current dividend rate 2                        3.71%      3.57%      3.06%      3.41%      3.30%
------------------------------------------------------------------------------------------------
Taxable equivalent 3                           6.27       6.03       5.17       5.76       5.58
------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(with expense limitation) 4,5                  2.93       2.82       2.28       2.63       2.54
------------------------------------------------------------------------------------------------
Taxable equivalent 3                           4.95       4.77       3.85       4.44       4.29
------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(without expense limitation) 4                 2.91       2.80       2.26       2.61       2.52
------------------------------------------------------------------------------------------------
Taxable equivalent 3                           4.92       4.73       3.82       4.41       4.26
------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on April 1, 2005.

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 40.83% federal and state combined tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

5 For a portion of the period, this fund limited expenses, without which returns would have been lower.




---------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------
                                     Class A               Class B               Class M
(inception dates)                   (2/20/90)              (1/4/93)              (5/1/95)
---------------------------------------------------------------------------------------------
                                  NAV        POP        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------
1 year                           7.69%      2.87%      7.12%      2.12%      7.49%      4.02%
---------------------------------------------------------------------------------------------
5 years                         33.60      27.60      29.38      27.38      31.65      27.38
Annual average                   5.97       4.99       5.29       4.96       5.65       4.96
---------------------------------------------------------------------------------------------
10 years                        69.31      61.60      58.83      58.83      64.32      58.93
Annual average                   5.41       4.92       4.74       4.74       5.09       4.74
---------------------------------------------------------------------------------------------
Annual average
(life of fund)                   6.24       5.92       5.49       5.49       5.88       5.66
---------------------------------------------------------------------------------------------



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Jersey Tax Exempt Income Fund from December 1, 2004, to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/05
------------------------------------------------------------------------------
                                      Class A    Class B    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*             $4.36      $7.65      $5.88
------------------------------------------------------------------------------
Ending value (after expenses)     $1,034.90  $1,032.70  $1,034.40
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2005, use the calculation method below. To find the value of your investment on December 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 12/1/04  [DIV]  $1,000   x   per $1,000              =  paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]  $1,000   x   $4.36 (see table above) =  $43.60
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/05
------------------------------------------------------------------------------
                                      Class A    Class B    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*             $4.33      $7.59      $5.84
------------------------------------------------------------------------------
Ending value (after expenses)     $1,020.64  $1,017.40  $1,019.15
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                                      Class A    Class B    Class M
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                        0.86%      1.51%      1.16%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++         0.93%      1.58%      1.23%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                                 2005      2004      2003      2002      2001
------------------------------------------------------------------------------
Putnam New Jersey
Tax Exempt Income Fund           19%       13%       26%       12%       13%
------------------------------------------------------------------------------
Lipper New Jersey Municipal
Debt Funds category average      24%       24%       30%       30%       30%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on May 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compatibility of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 3/31/05.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.15

Municipal bond
fund average           0.20

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.


They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam New Jersey Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Jersey Tax Exempt Income Fund (the "fund") at May 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2005


The fund's portfolio
May 31, 2005

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
CLI Insd.             Connie Lee Insurance Insured
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (96.6%) (a)
Principal amount                                     Rating (RAT)         Value

New Jersey (84.8%)
-------------------------------------------------------------------------------
               Atlantic Cnty., COP  (Pub. Fac.
               Lease Agreement), FGIC
    $2,000,000 7.4s, 3/1/10                          Aaa             $2,371,740
     1,000,000 7.4s, 3/1/09                          Aaa              1,151,990
     2,009,000 Bayonne, G.O. Bonds (School Bldg.),
               FSA,  5s, 7/15/25                     Aaa              2,171,247
     4,250,000 Camden Cnty., Impt. Auth.
               Rev. Bonds (Dockside Refrigerated),
               8.4s, 4/1/24 (In default) (NON)       D/P              3,828,273
     5,000,000 Camden Cnty., Muni. Util. Auth. Swr.
               Rev. Bonds, FGIC, 6s, 7/15/08         Aaa              5,269,150
     5,405,000 Casino Reinvestment Dev. Auth.
               Rev. Bonds, Ser. A, MBIA, 5 1/4s,
               6/1/21                                Aaa              5,915,124
     1,500,000 Freehold, Regl. High School Dist.
               G.O. Bonds, FGIC, 5s, 3/1/19          Aaa              1,696,410
     1,720,000 Hillsborough Twp., School Dist. G.O.
               Bonds, FSA, 5 3/8s, 10/1/21           Aaa              2,015,049
     1,700,000 Jersey City, Swr. Auth. Rev. Bonds,
               AMBAC,  6 1/4s, 1/1/14                Aaa              2,010,760
       890,000 Lafayette Yard, Cmnty. Dev.
               Rev. Bonds (Hotel/Conference Ctr.),
               MBIA, 6 1/8s, 4/1/16                  Aaa              1,018,774
     1,000,000 Marlboro, Board of Ed. G.O. Bonds,
               5s, 7/15/07                           AA               1,042,990
     1,200,000 Middle Twp., School Dist.
               Rev. Bonds, FGIC,  7s, 7/15/06        Aaa              1,254,576
               Middlesex Cnty., Impt. Auth.
               Rev. Lease Bonds
     1,000,000 (North Brunswick Twp.), Ser. A,
               FGIC, 5s, 10/1/20                     Aaa              1,070,790
     2,750,000 (Perth Amboy Muni. Complex), FGIC,
               5s, 3/15/31                           Aaa              2,905,815
     3,000,000 Middlesex Cnty., Util. Auth. Swr.
               Rev. Bonds, Ser. A, MBIA, 6 1/4s,
               8/15/10                               Aaa              3,255,750
     1,150,000 Millburn Twp., Board of Ed. G.O.
               Bonds,  5.35s, 7/15/17                Aa1              1,343,706
       600,000 Monmouth Cnty., G.O. Bonds (Cnty.
               College),  4s, 7/15/05                Aaa                600,840
     1,000,000 Monroe Twp. Muni. Util. Auth.
               Rev. Bonds, FGIC, 5 1/8s, 2/1/17      Aaa              1,080,080
               New Brunswick Pkg. Auth. Rev. Bonds,
               Ser. A, MBIA
     1,225,000 5s, 9/1/24                            Aaa              1,310,848
     1,000,000 4 7/8s, 9/1/32                        Aaa              1,033,520
     2,260,000 Newark, Hsg. Auth. Rev. Bonds (Port
               Auth. Newark Marine Term.), MBIA,
               5 1/4s, 1/1/22                        AAA              2,492,690
               NJ Econ. Dev. Auth. Rev. Bonds
     1,000,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P            1,063,490
     1,000,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P            1,068,960
     1,500,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              1,564,905
     1,500,000 (First Mtge. Presbyterian Home),
               Ser. A,  6 3/8s, 11/1/31              BB/P             1,565,010
     1,550,000 (Burlington Coat Factory), 6 1/8s,
               9/1/10                                Aa3              1,590,548
     1,750,000 (Franciscan Oaks), 5 3/4s, 10/1/23    BB/P             1,762,880
     1,200,000 (Cigarette Tax), 5 1/2s, 6/15/24      Baa2             1,273,872
     1,500,000 (NJ Performing Arts Ctr.), Ser. C,
               AMBAC,  5 1/2s, 6/15/13               Aaa              1,560,615
     3,000,000 (Motor Vehicle), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              3,207,540
     5,000,000 (School Fac. Construction), Ser. G,
               AMBAC,  5s, 9/1/26                    Aaa              5,563,100
       400,000 (School Fac. Construction), Ser. L,
               FSA, 5s, 3/1/24                       Aaa                429,652
     2,545,000 (School Fac. Construction), Ser. L,
               FSA,  5s, 3/1/23                      Aaa              2,737,911
     1,500,000 NJ Econ. Dev. Auth. Solid Waste
               Rev. Bonds  (Disp. Waste Mgt.),
               5.3s, 6/1/15                          BBB              1,578,885
     2,645,000 NJ Econ. Dev. Auth. Wtr. Fac. VRDN
               (United Wtr. NJ Inc.), 3.05s,
               11/1/25                               VMIG1            2,645,000
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     3,300,000 (Christ Hosp. Group), CLI Insd., 7s,
               7/1/06                                AAA              3,375,108
     1,000,000 (St. Peters U. Hosp.), Ser. A,
               6 7/8s, 7/1/30                        Baa1             1,114,850
     5,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA,
               6 3/4s, 7/1/19                        Aaa              6,373,300
     1,000,000 (Atlantic City Med. Ctr.), 6 1/4s,
               7/1/17                                A                1,142,100
     1,750,000 (United Methodist Homes), Ser. A,
               5 3/4s, 7/1/29                        BB+              1,769,058
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A2               1,341,413
     1,000,000 (Cmnty. Med. Ctr.), FSA, 5 1/2s,
               7/1/07                                Aaa              1,053,070
     1,655,000 (Englewood Hosp.), MBIA, 5 1/4s,
               8/1/16                                Aaa              1,828,146
     1,615,000 (Englewood Hosp.), MBIA, 5 1/4s,
               2/1/16                                Aaa              1,778,600
     1,000,000 (Hlth. Care Fac. Good Shepherd),
               5.1s, 7/1/21                          AA               1,049,990
     1,250,000 (Englewood Hosp.), MBIA, 5s, 8/1/31   Aaa              1,312,013
     2,660,000 (South Jersey Hosp.), 5s, 7/1/06      Baa1             2,697,533
     1,000,000 (St. Barnabas Hlth.), Ser. B, MBIA,
               4 3/4s, 7/1/28                        Aaa              1,020,150
     4,065,000 NJ State G.O. Bonds, FGIC, 6s,
               2/15/11                               Aaa              4,655,807
               NJ State Bldg. Auth. Rev. Bonds,
               Ser. A
     2,055,000 5 1/8s, 6/15/19                       A1               2,242,519
     1,455,000 5 1/8s, 6/15/18                       A1               1,587,769
               NJ State Edl. Fac. Auth. Rev. Bonds
     1,250,000 (Georgian Court College), Ser. C,
               6 1/2s, 7/1/33                        Baa1             1,417,688
     1,000,000 (Fairleigh Dickinson), Ser. C, 6s,
               7/1/20                                BBB-             1,098,230
     1,000,000 (Fairleigh Dickinson), Ser. C,
               5 1/2s, 7/1/23                        BBB-             1,061,560
     1,600,000 (Rowan U.), Ser. B, FGIC, 5s, 7/1/31  Aaa              1,683,616
     3,590,000 (Ramapo College of NJ), Ser. E,
               FGIC, 5s, 7/1/28                      Aaa              3,838,356
     1,110,000 (William Patterson U.), Ser. A,
               FGIC, 5s, 7/1/22                      Aaa              1,199,910
     1,000,000 (Inst. of Tech.), Ser. B, AMBAC, 5s,
               7/1/21                                Aaa              1,072,730
     1,565,000 (Rowan U.), Ser. C, MBIA, 5s, 7/1/21  Aaa              1,688,056
     4,315,000 (Higher Ed. Cap. Impt. Fund),
               Ser. A, FSA, 5s, 9/1/17               Aaa              4,739,941
     1,750,000 (NJ Inst. of Tech.), Ser. G, MBIA,
               4 3/4s, 7/1/31                        Aaa              1,796,375
     3,355,000 NJ State Edl. Fac. Auth. VRDN
               (Princeton U.), Ser. B, 3.05s,
               7/1/21                                VMIG1            3,355,000
       455,000 NJ State Hsg. & Mtge. Fin. Agcy.
               Rev. Bonds, Ser. E1, FSA, 5.7s,
               5/1/20                                Aaa                483,092
               NJ State Hwy. Auth. Rev. Bonds
               (Garden State Pkwy.), U.S. Govt.
               Coll.
     1,500,000 6.2s, 1/1/10                          AAA              1,661,430
     3,000,000 5 5/8s, 1/1/30                        AAA              3,351,030
               NJ State Tpk. Auth. Rev. Bonds
     6,800,000 Ser. C, MBIA, 6 1/2s, 1/1/16          Aaa              8,212,496
     6,000,000 Ser. A, FSA, 5s, 1/1/20               Aaa              6,457,680
               NJ Waste Wtr. Treatment Rev. Bonds
               (Waste Wtr. Treatment Trust)
     2,955,000 Ser. B, 7s, 5/15/09                   Aa2              3,377,920
     7,000,000 Ser. A, FGIC, zero %, 9/1/07          Aaa              6,520,010
     1,400,000 North Hudson, Swr. Auth. Rev. Bonds,
               FGIC,  5 1/2s, 8/1/06                 AAA              1,443,162
     2,000,000 North Jersey Dist. Wtr. Supply
               Cmnty. Rev. Bonds (Wanaque South),
               Ser. A, MBIA, 5s, 7/1/13              Aaa              2,222,840
     1,130,000 Northern Burlington Cnty. Regl.
               School Dist. G.O. Bonds, MBIA,
               5 1/4s, 4/1/17                        Aaa              1,298,833
     1,800,000 Rutgers State U. COP, AMBAC, 5s,
               1/1/24                                Aaa              1,933,614
               Rutgers State U. Rev. Bonds
     4,500,000 Ser. A, 6.4s, 5/1/13                  AA               5,197,500
     1,330,000 Ser. E, FGIC, 5s, 5/1/25              Aaa              1,430,894
     1,250,000 Salem Cnty. Poll. Control Fin. Auth.
               Rev. Bonds, Ser. A, 5 3/4s, 4/1/31    Baa1             1,344,013
     1,250,000 South Jersey Port. Corp. Rev. Bonds,
               5.2s, 1/1/23                          A-               1,326,200
     1,000,000 Stony Brook, Regl. Swr. Rev. Bonds,
               Ser. B,  5.45s, 12/1/12               Aa2              1,131,090
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
     1,500,000 6 3/8s, 6/1/32                        BBB              1,564,290
     4,500,000 6s, 6/1/37                            BBB              4,564,035
     1,165,000 4 3/8s, 6/1/19                        BBB              1,172,165
     2,500,000 Trenton, Pkg. Auth. Rev. Bonds,
               FGIC,  5 1/2s, 4/1/30                 Aaa              2,770,550
     2,000,000 U. of Medicine & Dentistry COP,
               MBIA, 5s, 6/15/29                     Aaa              2,117,680
     6,000,000 U. of Medicine & Dentistry
               Rev. Bonds, Ser. E, MBIA, 6 1/2s,
               12/1/12                               Aaa              6,991,020
                                                                 --------------
                                                                    196,316,922

New York (3.4%)
-------------------------------------------------------------------------------
               Port Auth. NY & NJ Rev. Bonds
     1,800,000 (Kennedy Intl. Arpt. - 5th
               Installment),  6 3/4s, 10/1/19        BB+/P            1,906,110
     5,000,000 Ser. 93rd, 6 1/8s, 6/1/94             AA-              6,051,800
                                                                 --------------
                                                                      7,957,910

Pennsylvania (4.2%)
-------------------------------------------------------------------------------
     1,250,000 Delaware River Joint Toll Bridge
               Comm. Rev. Bonds, 5 1/4s, 7/1/14      A2               1,374,113
     7,500,000 Delaware River Port Auth. Rev. Bonds
               (Port Dist.), Ser. B, FSA, 5 5/8s,
               1/1/26                                Aaa              8,275,275
                                                                 --------------
                                                                      9,649,388

Puerto Rico (4.2%)
-------------------------------------------------------------------------------
     4,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. Y, MBIA,  7s, 7/1/07             Aaa              4,327,400
     1,315,000 PR Hsg. Fin. Corp. Rev. Bonds,
               Ser. B, 4.45s, 6/1/27                 Aaa              1,333,239
     1,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             1,097,880
     3,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
               5 3/8s, 6/1/30                        Aaa              3,040,734
                                                                 --------------
                                                                      9,799,253
-------------------------------------------------------------------------------
               Total Investments
               (cost $209,362,854)                                 $223,723,473
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $231,658,369.

(RAT) The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at May 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2005. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

      The rates shown on VRDN's are the current interest rates at May 31, 2005.

      The fund had the following industry group concentrations greater than 10% at May 31, 2005 (as a percentage of net assets):

           Education               18.0%
           Transportation          15.8
           Health care             13.5
           Water and sewer         11.5

      The fund had the following insurance concentrations greater than 10% at May 31, 2005 (as a percentage of net assets):

           MBIA                    24.1%
           FGIC                    17.4
           FSA                     15.0



Interest rate swap contracts outstanding at May 31, 2005

                                                         Notional         Termination    Unrealized
                                                         amount           date           appreciation
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International
dated February 7, 2005 to pay quarterly
the notional amount multiplied
by 3.125% and receive quarterly the
notional amount multiplied by the
USD-Muni-BMA-Rate.                                       $13,000,000      8/10/09        $12,689
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2005

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $209,362,854)              $223,723,473
-------------------------------------------------------------------------------
Cash                                                                4,525,889
-------------------------------------------------------------------------------
Interest and other receivables                                      3,845,454
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                 25,734
-------------------------------------------------------------------------------
Receivable for securities sold                                        515,000
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                            12,689
-------------------------------------------------------------------------------
Total assets                                                      232,648,239

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 201,914
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            290,934
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          293,045
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             31,633
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 35,145
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,297
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                102,200
-------------------------------------------------------------------------------
Other accrued expenses                                                 32,702
-------------------------------------------------------------------------------
Total liabilities                                                     989,870
-------------------------------------------------------------------------------
Net assets                                                       $231,658,369

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $220,505,927
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          493,164
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,714,030)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         14,373,308
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $231,658,369

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($166,909,439 divided by 17,902,153 shares)                             $9.32
-------------------------------------------------------------------------------
Offering price per class A share (100/96.25 of $9.32)*                  $9.68
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($63,276,350 divided by 6,792,811 shares)**                             $9.32
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,472,580 divided by 158,005 shares)                                  $9.32
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.32)***                $9.63
-------------------------------------------------------------------------------

  * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended May 31, 2005

Interest income:                                                  $11,190,380
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,204,430
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      190,556
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                94,121
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             16,858
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       19,394
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 338,872
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 590,920
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   7,527
-------------------------------------------------------------------------------
Other                                                                 128,030
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                     6,085
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                               (6,085)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (14,243)
-------------------------------------------------------------------------------
Total expenses                                                      2,576,465
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (48,602)
-------------------------------------------------------------------------------
Net expenses                                                        2,527,863
-------------------------------------------------------------------------------
Net investment income                                               8,662,517
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,980,257
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          121,477
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and swap
contracts during the year                                           5,192,122
-------------------------------------------------------------------------------
Net gain on investments                                             8,293,856
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $16,956,373
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended May 31
Decrease in net assets                                  2005             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,662,517      $10,147,390
-------------------------------------------------------------------------------
Net realized gain on investments                   3,101,734        1,404,764
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     5,192,122      (13,109,831)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         16,956,373       (1,557,677)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                                   --          (82,169)
-------------------------------------------------------------------------------
Class B                                                   --          (37,978)
-------------------------------------------------------------------------------
Class M                                                   --             (985)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                           (6,120,626)      (7,257,397)
-------------------------------------------------------------------------------
Class B                                           (2,058,641)      (2,737,437)
-------------------------------------------------------------------------------
Class M                                              (49,901)         (70,258)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 367               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (29,585,889)     (54,125,513)
-------------------------------------------------------------------------------
Total decrease in net assets                     (20,858,317)     (65,869,414)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                252,516,686      318,386,100
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $493,164 and $60,722,
respectively)                                   $231,658,369     $252,516,686
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------


Per-share                                                            Year ended May 31
operating performance                        2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $8.99           $9.37           $9.05           $8.94           $8.47
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .35 (c)         .35 (c)         .39             .43             .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .31            (.38)            .32             .10             .47
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .66            (.03)            .71             .53             .93
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.33)           (.35)           (.39)           (.42)           (.46)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.33)           (.35)           (.39)           (.42)           (.46)
------------------------------------------------------------------------------------------------------------------
Redemption fees                                -- (d)          --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $9.32           $8.99           $9.37           $9.05           $8.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       7.46            (.35)           7.99            6.09           11.16
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $166,909        $175,142        $215,339        $211,584        $187,400
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                     .88 (c)         .88 (c)         .86             .86             .86
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets                        3.79 (c)        3.75 (c)        4.25            4.71            5.17
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      19.42           13.46           26.49           11.90           12.68
------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended May 31, 2005 and May 31, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, based on average net assets for class A shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------


Per-share                                                            Year ended May 31
operating performance                        2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $8.98           $9.36           $9.04           $8.94           $8.46
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .29 (c)         .29 (c)         .33             .37             .40
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .32            (.38)            .32             .10             .48
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .61            (.09)            .65             .47             .88
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.27)           (.29)           (.33)           (.37)           (.40)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.27)           (.29)           (.33)           (.37)           (.40)
------------------------------------------------------------------------------------------------------------------
Redemption fees                                -- (d)          --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $9.32           $8.98           $9.36           $9.04           $8.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       6.88           (1.00)           7.29            5.29           10.57
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $63,276         $75,363        $100,977         $99,225         $90,274
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.53 (c)        1.53 (c)        1.51            1.51            1.51
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    3.13 (c)        3.10 (c)        3.60            4.06            4.52
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      19.42           13.46           26.49           11.90           12.68
------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended May 31, 2005 and May 31, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, based on average net assets for class B shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------


Per-share                                                         Year ended May 31
operating performance                        2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $8.99           $9.36           $9.04           $8.94           $8.46
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                         .32 (c)         .32 (c)         .36             .40             .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .31            (.37)            .32             .10             .48
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .63            (.05)            .68             .50             .91
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.30)           (.32)           (.36)           (.40)           (.43)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.30)           (.32)           (.36)           (.40)           (.43)
------------------------------------------------------------------------------------------------------------------
Redemption fees                                -- (d)          --              --              --              --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $9.32           $8.99           $9.36           $9.04           $8.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       7.13            (.54)           7.67            5.66           10.96
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $1,473          $2,011          $2,070          $1,827            $909
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    1.18 (c)        1.18 (c)        1.16            1.16            1.16
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    3.49 (c)        3.44 (c)        3.94            4.41            4.86
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      19.42           13.46           26.49           11.90           12.68
------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended May 31, 2005 and May 31, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, based on average net assets for class M shares (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
May 31, 2005

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade New Jersey tax-exempt securities with intermediate to long-term maturities. The fund may be affected by economic and political developments in the state of New Jersey.

The fund offers class A, class B and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. The expenses for class A, class B and class M shares may differ based on each class' distribution fee, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.


B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2005, the fund had a capital loss carryover of $2,296,132 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
      $952,175   May 31, 2008
     1,343,957   May 31, 2009

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2005, the fund reclassified $907 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $907.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $14,874,007
Unrealized depreciation               (513,388)
                                  ------------
Net unrealized appreciation         14,360,619
Undistributed tax exempt
income                                 693,308
Capital loss carryforward           (2,296,132)
Cost for federal income
tax purposes                      $209,362,854


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of then next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.


Putnam Management has agreed to waive fees and reimburse expenses of the fund through May 31, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended May 31, 2005, Putnam Management waived $14,243 of its management fee from the fund.

For the period ended May 31, 2005, Putnam Management has assumed $6,085 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended May 31, 2005, the fund paid PFTC $280,848 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2005, the fund's expenses were reduced by $48,602 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $662, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85% and 0.50% for class B and class M shares. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.


For the year ended May 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $2,275 and $7 from the sale of class A and class M shares, respectively, and received $108,568 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2005, Putnam Retail Management, acting as underwriter, received $758 on class A redemptions.


Note 3
Purchases and sales of securities

During the year ended May 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $44,539,813 and $79,638,341, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At May 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                         Year ended May 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,321,574       $12,167,810
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       408,100         3,754,904
----------------------------------------------------------------
                                     1,729,674        15,922,714

Shares repurchased                  (3,304,836)      (30,261,511)
----------------------------------------------------------------
Net decrease                        (1,575,162)     $(14,338,797)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,927,806       $17,689,073
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       481,096         4,427,875
----------------------------------------------------------------
                                     2,408,902        22,116,948

Shares repurchased                  (5,915,175)      (54,300,856)
----------------------------------------------------------------
Net decrease                        (3,506,273)     $(32,183,908)
----------------------------------------------------------------

                                         Year ended May 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            178,036        $1,636,567
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       143,153         1,315,635
----------------------------------------------------------------
                                       321,189         2,952,202

Shares repurchased                  (1,916,792)      (17,610,176)
----------------------------------------------------------------
Net decrease                        (1,595,603)     $(14,657,974)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            638,082        $5,879,619
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       197,972         1,820,434
----------------------------------------------------------------
                                       836,054         7,700,053

Shares repurchased                  (3,234,880)      (29,663,681)
----------------------------------------------------------------
Net decrease                        (2,398,826)     $(21,963,628)
----------------------------------------------------------------

                                         Year ended May 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                967            $8,892
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,484            41,208
----------------------------------------------------------------
                                         5,451            50,100

Shares repurchased                     (71,234)         (639,218)
----------------------------------------------------------------
Net decrease                           (65,783)        $(589,118)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             58,864          $543,096
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         6,720            61,834
----------------------------------------------------------------
                                        65,584           604,930

Shares repurchased                     (62,856)         (582,907)
----------------------------------------------------------------
Net increase                             2,728           $22,023
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:


                              Votes               Votes
                              For                 Withheld
------------------------------------------------------------------------------
Jameson A. Baxter             16,521,495          384,171
Charles B. Curtis             16,482,117          423,549
Myra R. Drucker               16,491,287          414,379
Charles E. Haldeman, Jr.      16,471,310          434,356
John A. Hill                  16,482,527          423,139
Ronald J. Jackson*            16,501,419          404,247
Paul L. Joskow                16,489,178          416,488
Elizabeth T. Kennan           16,507,786          397,880
John H. Mullin, III           16,481,367          424,299
Robert E. Patterson           16,507,922          397,744
George Putnam, III            16,450,224          455,442
A.J.C. Smith+                 16,443,064          462,602
W. Thomas Stephens            16,446,465          459,201
Richard B. Worley             16,446,977          458,689


January 10, 2005 meeting

A proposal to amend fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was defeated as follows:


                              Votes               Votes
                              For                 Against          Abstentions
------------------------------------------------------------------------------
                              10,644,291          817,787          4,818,696


* Mr. Jackson retired from the Board of Trustees on June 10, 2005.

+ Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:


                              Votes               Votes
                              For                 Against          Abstentions
------------------------------------------------------------------------------
                              10,628,346          821,198          4,831,230


A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market was approved as follows:


                              Votes               Votes
                              For                 Against          Abstentions
------------------------------------------------------------------------------
                              11,013,190          541,084          4,726,500


A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:


                              Votes               Votes
                              For                 Against          Abstentions
------------------------------------------------------------------------------
                              10,721,954          688,435          4,870,385


All tabulations are rounded to nearest whole number.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan- Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of May 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and
Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. During  2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993


The address of each Officer is One Post Office Square, Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government++
Income Fund
Money Market Fund[SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not
               insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund[SECTION MARK]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund


** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer


This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN050-225868  7/05


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
May 31, 2005        $ 39,054*   $--             $6,461    $16
May 31, 2004        $ 35,200*   $--             $5,934    $52

* Includes fees of $ 6 and $ 105 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended May 31, 2005 and May 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended May 31, 2005 and May 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 188,590 and $ 136,475 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
May 31, 2005        $--             $--   $--         $--
May 31, 2004        $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 28, 2005


By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 28, 2005